Exhibit 99.1

Contacts:	FOR IMMEDIATE RELEASE April 12, 2013

M&T
Investor Contact:	Donald J. MacLeod (716) 842-5138
Media Contact:	C. Michael Zabel (716) 842-2311
Hudson City
Investor Contact:	Susan Munhall (201) 967-8290

M&T and Hudson City Make Announcement

Relating to the Proposed Merger of the Two Companies

BUFFALO, NEW YORK and PARAMUS, NEW JERSEY -- M&T Bank Corporation (“M&T”) (NYSE:MTB) and Hudson City Bancorp, Inc. (“Hudson City”) (NASDAQ:HCBK) announced today that they expect additional time will be required to obtain a regulatory determination on the applications necessary to complete their proposed merger. M&T filed its regulatory applications with its regulators in September, 2012. M&T has learned that the Federal Reserve has identified certain regulatory concerns with M&T’s procedures, systems and processes relating to M&T’s Bank Secrecy Act and anti-money-laundering compliance program. M&T has already commenced a major initiative, including the hiring of an outside consulting firm, intended to fully address the Federal Reserve’s concerns.

In view of the potential timeframe required to implement this initiative, demonstrate its efficacy to the satisfaction of the Federal Reserve and otherwise meet any other regulatory requirements that may be imposed in connection with these matters, M&T and Hudson City believe that the timeframe for closing the transaction will be extended substantially beyond the date previously expected. M&T and Hudson City intend to extend the date after which either party may elect to terminate the merger agreement if the merger has not yet been completed from August 27, 2013 to January 31, 2014, but there can be no assurances that the merger will be completed by that date. The consideration and exchange ratio as provided in the merger agreement will remain the same, and both M&T and Hudson City will proceed with their special shareholders’ meetings to consider the merger on April 16, 2013 and April 18,

2013, respectively. M&T and Hudson City intend to close the merger as soon as possible following the receipt of all necessary regulatory and shareholder approvals and satisfaction of all other conditions to closing.

M&T plans to announce its first quarter 2013 earnings results in a press release that will be issued before the market opens on Monday, April 15, 2013. Following the release, M&T will conduct a conference call and webcast at 10:30 a.m. (ET) to discuss the earnings results and the status of the Hudson City transaction. The conference call and webcast may contain forward-looking statements and other material information.

Domestic callers wishing to participate in the call may dial toll free (877) 780-2276. International participants, using any applicable international calling codes, may dial (973) 582-2700. Callers should reference M&T Bank Corporation or the conference ID #34438289. The conference call will be webcast live through M&T’s website at http://ir.mandtbank.com/events.cfm.

A replay of the call will be available until Wednesday, April 17, 2013 by calling (800) 585-8367, or (404) 537-3406 for international participants, and by making reference to the ID # 34438289. The webcast archive of the conference call will be available by 7:00 p.m., April 15, 2013 on M&T’s website at http://ir.mandtbank.com/events.cfm.

M&T is a financial holding company headquartered in Buffalo, New York. M&T’s principal banking subsidiary, M&T Bank, operates banking offices in New York, Pennsylvania, Maryland, Virginia, West Virginia, Delaware and the District of Columbia. Trust-related services are provided by M&T’s Wilmington Trust-affiliated companies and by M&T Bank.

Cautionary Statements Regarding Forward-Looking Information

This release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s and Hudson City’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,”

“positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and neither M&T nor Hudson City assumes any duty to update forward-looking statements.

On August 27, 2012, M&T, Hudson City and Wilmington Trust Corporation, a Delaware corporation and a wholly owned subsidiary of M&T (“WTC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson City will merge with and into WTC, with WTC continuing as the surviving entity (the “Merger”). In addition to factors previously disclosed in M&T’s and Hudson City’s reports filed with the SEC and those identified elsewhere in this release, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule, particularly in view of the Federal Reserve issues that have caused a delay in obtaining a regulatory determination; the additional delay in closing the Merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Important Additional Information.

In connection with the Merger, M&T filed with the SEC on February 22, 2013 a Registration Statement on Form S-4 that includes a

-Joint Proxy Statement of M&T and Hudson City and a Prospectus of M&T (together with the Joint Proxy Statement, as amended, the “Joint Proxy Statement/Prospectus”), as well as other relevant documents concerning the proposed transaction. The S-4 has been declared effective and the Joint Proxy Statement/Prospectus was first mailed to shareholders of M&T and Hudson City on or about February 27, 2013. Each of M&T and Hudson City may file other relevant documents concerning the proposed transaction. SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

M&T and Hudson City and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of M&T and Hudson City in connection with the Merger. Information about the directors and executive officers of M&T and their ownership of M&T common stock is set forth in the proxy statement for M&T’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 6, 2013. Information about the directors and executive officers of Hudson City and their ownership of Hudson City common stock is set forth in the proxy statement for Hudson City’s 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 19, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the Merger and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

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